SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                             -----------------------

                                   FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2003

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


                 4375 River Green Parkway, Duluth, Georgia 30096
                 -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

     Set forth below for Concurrent Computer Corporation are (1) the condensed consolidated balance sheets as of December 31, 2002 (unaudited) and June 30, 2002, (2) the unaudited condensed consolidated statements of operations for the three months and six months ended December 31, 2002 and three and six months ended December 31, 2001, and (3) the unaudited segment data for the three and six months ended December 31, 2002 and the three and six months ended December 31, 2001.


                         CONCURRENT COMPUTER CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                   DECEMBER 31,   JUNE 30,
                                                       2002         2002
                                                   (UNAUDITED)
                                                 --------------  ----------
ASSETS
   Cash and cash equivalents                     $      29,469   $  30,519
   Trade accounts receivable, net                       17,905      23,894
   Inventories                                           7,098       6,822
   Prepaid expenses and other current assets             2,669       1,879
                                                 --------------  ----------
      Total current assets                              57,141      63,114


   Property, plant and equipment, net                   11,564      10,696
   Purchased developed computer software, net            1,298       1,393
   Goodwill                                             10,744      10,744
   Investment in minority owned companies                4,883       7,814
   Note receivable from minority owned company           6,000       3,000
   Other long-term assets, net                           1,886       1,927
                                                 --------------  ----------

 Total assets                                    $      93,516   $  98,688
                                                 ==============  ==========


LIABILITIES
   Accounts payable and accrued expenses         $      12,101   $  15,514
   Deferred revenue                                      5,129       4,055
                                                 --------------  ----------
      Total current liabilities                         17,230      19,569

   Long-term deferred revenue                            2,097       1,677
   Other long-term liabilities                           8,883       8,218

STOCKHOLDERS' EQUITY
   Common stock                                            618         618
   Additional Paid-in Capital                          173,112     172,929
   Treasury stock                                          (58)        (58)
   Retained earnings (deficit)                        (102,422)    (98,377)
   Accumulated other comprehensive loss                 (5,944)     (5,888)
                                                 --------------  ----------
      Total stockholders' equity                        65,306      69,224
                                                 --------------  ----------

Total liabilities and stockholders' equity       $      93,516   $  98,688
                                                 ==============  ==========

                                        CONCURRENT COMPUTER CORPORATION
                                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                      (IN THOUSANDS EXCEPT PER SHARE DATA)


                                                  THREE MONTHS ENDED          SIX MONTHS ENDED
                                                     DECEMBER 31,               DECEMBER 31,
                                              --------------------------  -------------------------
                                                  2002          2001          2002        2001
                                               (Unaudited)  (Unaudited)   (Unaudited)   (Unaudited)
                                              ------------  ------------  ------------  -----------
Revenues:
  Product:
    Real-time systems                         $     5,879   $      4,862  $     9,971      $10,198
    Video-on-demand systems                         8,879         12,210       21,328       15,464
                                              ------------  ------------  ------------  -----------
      Total product revenues                       14,758         17,072       31,299       25,662
  Service:
    Real-time systems                               4,485          5,194        9,163       10,447
    Video-on-demand systems                           891            215        1,813          474
                                              ------------  ------------  ------------  -----------
      Total service revenues                        5,376          5,409       10,976       10,921
                                              ------------  ------------  ------------  -----------
      Total revenues                               20,134         22,481       42,275       36,583

Cost of sales:
  Product:
    Real-time systems                               2,288          2,127        4,064        4,628
    Video-on-demand systems                         4,936          6,879       10,177        8,767
                                              ------------  ------------  ------------  -----------
      Total product cost of sales                   7,224          9,006       14,241       13,395
  Service:
    Real-time systems                               2,503          2,964        5,110        5,813
    Video-on-demand systems                           802            431        1,462          835
                                              ------------  ------------  ------------  -----------
      Total service cost of sales                   3,305          3,395        6,572        6,648
                                              ------------  ------------  ------------  -----------
      Total cost of sales                          10,529         12,401       20,813       20,043
                                              ------------  ------------  ------------  -----------

Gross margin                                        9,605         10,080       21,462       16,540

Operating expenses:
  Sales and marketing                               4,758          4,174        9,162        8,328
  Research and development                          4,577          3,655        9,024        7,116
  General and administrative                        2,267          2,189        4,595        4,098
                                              ------------  ------------  ------------  -----------
      Total operating expenses                     11,602         10,018       22,781       19,542
                                              ------------  ------------  ------------  -----------

Operating income (loss)                            (1,997)            62       (1,319)      (3,002)

Impairment loss on minority investment             (2,943)             -       (2,943)           -
Other income (loss)                                   149            144          298          348
                                              ------------  ------------  ------------  -----------
Income (loss) before income taxes                  (4,791)           206       (3,964)      (2,654)

Provision for income taxes                           (126)           150           81          300
                                              ------------  ------------  ------------  -----------

Net income (loss)                             $    (4,665)  $         56  $    (4,045)     $(2,954)
                                              ============  ============  ============  ===========


Basic net income (loss) per share             $     (0.08)  $       0.00  $     (0.07)     $ (0.05)
                                              ============  ============  ============  ===========

Diluted net income (loss) per share           $     (0.08)  $       0.00  $     (0.07)     $ (0.05)
                                              ============  ============  ============  ===========

Basic weighted average shares outstanding          61,863         61,031       61,862       60,297
                                              ============  ============  ============  ===========

Diluted weighted average shares outstanding        61,863         64,761       61,862       60,297
                                              ============  ============  ============  ===========

                             CONCURRENT COMPUTER CORPORATION
                                      SEGMENT DATA
                                     (IN THOUSANDS)


                                   REAL-TIME DIVISION           XSTREME DIVISION
                               --------------------------  -------------------------
                                   THREE MONTHS ENDED          THREE MONTHS ENDED
                               --------------------------  -------------------------
                                 12/31/02      12/31/01      12/31/02     12/31/01
                                (Unaudited)  (Unaudited)   (Unaudited)   (Unaudited)
                               ------------  ------------  ------------  -----------
Revenues:
  Product                      $      5,879  $      4,862  $     8,879   $  12,210
  Service                             4,485         5,194          891         215
                               ------------  ------------  ------------  ----------
     Total                           10,364        10,056        9,770      12,425

Cost of sales:
  Product                             2,288         2,127        4,936       6,879
  Service                             2,503         2,964          802         431
                               ------------  ------------  ------------  ----------
     Total                            4,791         5,091        5,738       7,310
                               ------------  ------------  ------------  ----------

Gross margin                          5,573         4,965        4,032       5,115

Operating expenses
  Sales and marketing                 1,939         1,760        2,819       2,414
  Research and development            1,278         1,272        3,299       2,383
  General and administrative            988           947        1,279       1,242
                               ------------  ------------  ------------  ----------
    Total operating expenses          4,205         3,979        7,397       6,039
                               ------------  ------------  ------------  ----------

Operating income (loss)        $      1,368  $        986  $    (3,365)  $    (924)
                               ============  ============  ============  ==========

                             CONCURRENT COMPUTER CORPORATION
                                      SEGMENT DATA
                                     (IN THOUSANDS)


                                   REAL-TIME DIVISION           XSTREME DIVISION
                               --------------------------  -------------------------
                                    SIX MONTHS ENDED            SIX MONTHS ENDED
                               --------------------------  -------------------------
                                 12/31/02      12/31/01      12/31/02     12/31/01
                                (Unaudited)   (Unaudited)   (Unaudited)  (Unaudited)
                               ------------  ------------  ------------  -----------
Revenues:
  Product                      $      9,971  $     10,198  $    21,328   $   15,464
  Service                             9,163        10,447        1,813          474
                               ------------  ------------  ------------  -----------
     Total                           19,134        20,645       23,141       15,938

Cost of sales:
  Product                             4,064         4,628       10,177        8,767
  Service                             5,110         5,813        1,462          835
                               ------------  ------------  ------------  -----------
     Total                            9,174        10,441       11,639        9,602
                               ------------  ------------  ------------  -----------

Gross margin                          9,960        10,204       11,502        6,336

Operating expenses
  Sales and marketing                 3,799         3,435        5,363        4,893
  Research and development            2,677         2,504        6,347        4,612
  General and administrative          1,992         1,866        2,603        2,232
                               ------------  ------------  ------------  -----------
    Total operating expenses          8,468         7,805       14,313       11,737
                               ------------  ------------  ------------  -----------

Operating income (loss)        $      1,492  $      2,399  $    (2,811)  $   (5,401)
                               ============  ============  ============  ===========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  January 23, 2003.

                                  CONCURRENT COMPUTER CORPORATION



                                  By:  /s/ Steven R. Norton
                                       -----------------------------------------
                                       Steven R. Norton
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary